US Securities and Exchange Commission
                      Washington, DC 20549



                            Form 8-K
                         Current Report

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of  Report (Date of earliest event reported):  November 18,1996






                     CONECTISYS CORPORATION
     (Exact name of registrant as specified in its charter)
Colorado                           2-33-3560D               84- 1017107
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)                File Number)         Identification No.)



                        7260 SPIGNO PLACE
                     AGUA DULCE, CALIFORNIA                   91350
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code: (805) 268-0305

Form 8-K: Dated: November 18, 1996
CONECTISYS CORPORATION
Commission File #2-33-3560D


Item 5 - Other Events

     On November 15, 1996 the Company held its Annual Meeting of the shareholders. The current Board of Directors were re-elected to sit for another term consisting of Mr. Robert A. Spigno, Mr. Richard Dowler and Ms. Patricia A. Spigno.

     The shareholders also approved the Company's previous name change to Conectisys Corporation.

     In other business discussed at the Annual Meeting, the Company's
S-8 Registration filed on November 12, 1996 was discussed and debated.
After careful consideration by the Board of Directors and the shareholders, its was agreed that it would be in the best interest of the shareholders and the Company to cancel the registration.

     It was decided that the Board of Directors and corporate officers would take all necessary legal steps to cancel the registration immediately.


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




Dated: November 18, 1996              /S/ Robert A. Spigno
                                      ROBERT A. SPIGNO, President